UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Operating Partnership Merger

On December 23, 2013, Lepercq Corporate Income Fund L.P., or LCIF, and Lepercq Corporate Income Fund II L.P., or LCIF II, entered into an Agreement and Plan of Merger, which we refer to as the Merger Agreement, pursuant to which LCIF II will merge with and into LCIF, with LCIF as the surviving entity. LCIF and LCIF II are operating partnership subsidiaries of Lexington Realty Trust, or the Trust.

In accordance with the terms and conditions of the Merger Agreement, at 4:00 p.m. on December 30, 2013, which we refer to as the Effective Time, by virtue of the merger and without any action on the part of the holders of the LCIF units of limited partner interests, or LCIF units, or the holders of the LCIF II units of limited partner interest, or LCIF II units, each LCIF II unit issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive the following consideration: (i) an amount of cash, which we refer to as the Cash Consideration, payable in United States Dollars, equal to the product of (A) the closing price of a share of beneficial interest of the Trust, par value $0.0001 per share, classified as common stock, which we refer to as a common share, on the New York Stock Exchange, on December 30, 2013, multiplied by (B) 1.126, to holders of LCIF II units as of the Effective Time who either (1) are not Accredited Investors (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended) and who deliver a Cash Consideration letter of transmittal, in the form of Exhibit B attached to the Merger Agreement, to LCIF and the Trust on or prior to February 1, 2014 or (2) fail to deliver a Cash Consideration letter of transmittal or a Unit Consideration letter of transmittal in the form of Exhibit C attached to the Merger Agreement, to LCIF and the Trust on or prior to February 1, 2014, and (ii) LCIF units on a one for one basis, which we refer to as the Unit Consideration, having the rights and privileges set forth in the Sixth Amended and Restated Agreement of Limited Partnership of LCIF, or the A&R LCIF Agreement, to holders of LCIF II units as of the Effective Time who are Accredited Investors and deliver a Unit Consideration letter of transmittal to LCIF and the Trust on or prior to February 1, 2014. The LCIF II units owned by the Trust will be converted into the Unit Consideration. Each of LCIF and LCIF II have each made limited representations, warranties and covenants in the Merger Agreement and the merger is subject to customary conditions described in the Merger Agreement. No objectors’ or appraisal rights are available with respect to the merger or the other transactions contemplated thereby.

At the Effective Time, the Fifth Amended and Restated Agreement of Limited Partnership of LCIF, as amended to date, or the Existing LCIF Agreement, will be amended and restated to, among other things, reflect the merger and include provisions related to the admission of the partners in LCIF II as partners in LCIF and update, amend and consolidate into the A&R LCIF Agreement the provisions of the Existing LCIF Agreement, the Second Amended and Restated Agreement of Limited Partnership of LCIF II, as amended to date, or the Existing LCIF II Agreement. The form of the A&R LCIF Partnership Agreement that is expected to become effective at the Effective Time is attached as Exhibit A to the Merger Agreement.

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In accordance with the terms of the Existing LCIF Agreement and the Existing LCIF II Agreement, the Trust, the general partner of each of LCIF and LCIF II and the holders of a majority of the outstanding LCIF units and LCIF II units held by the special limited partner of each of LCIF and LCIF II have consented to the merger and the A&R LCIF Agreement.

The Merger Agreement, which contains the form of A&R LCIF Agreement, is filed as Exhibit 10.1 to this Current Report on Form 8-K, which we refer to as this Current Report, and is incorporated by reference herein. This Current Report describes certain terms of the Merger Agreement and the form of A&R LCIF Agreement, and such descriptions are qualified in their entirety by reference to the full text of such agreements.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Executive Incentive Compensation

On December 23, 2013, in addition to and as part of the awards granted under and in accordance with the 2013 Executive Compensation Plan (previously disclosed in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2013) and the 2011 Equity-Based Award Plan, the Compensation Committee of the Board of Trustees of the Trust granted the following annual incentive awards to the named executive officers of the Trust.

Annual Cash Incentive

Name and Title	Award Amount
T. Wilson Eglin, Chief Executive Officer and President	$1,200,000
Patrick Carroll, Executive Vice President, Chief Financial Officer and Treasurer	$600,000
E. Robert Roskind, Chairman	$750,000
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$750,000
Joseph S. Bonventre, Executive Vice President, General Counsel and Asst. Secretary	$450,000

Up to 50% of the annual cash incentive award may be taken in non-vested common shares that vest ratably over a three-year period and with such other terms as the nonvested common shares described following the table below. A portion of the annual cash incentive award equal to one twenty-fourth of the executive's annual base salary was paid in cash on December 13, 2013 pursuant to existing company practice. The remainder of the annual cash incentive award is expected to be paid by January 15, 2014.

Annual Long-Term Incentive

Name and Title	Award Amount
T. Wilson Eglin, Chief Executive Officer and President	$1,275,000
Patrick Carroll, Executive Vice President, Chief Financial Officer and Treasurer	$650,000
E. Robert Roskind, Chairman	$600,000
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$775,000
Joseph S. Bonventre, Executive Vice President, General Counsel and Asst. Secretary	$390,000

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The annual long-term incentive award is a grant of non-vested common shares. The non-vested common shares will (1) have a grant date value equal to the closing price of a common share of the Trust on the New York Stock Exchange on December 31, 2013; and (2) vest in equal installments on each of December 31, 2014, December 31, 2015 and December 31, 2016.

The non-vested common share awards granted to each executive are governed by a Nonvested Share Agreement. The foregoing description of the Nonvested Share Agreement is qualified in its entirety by reference to form of Nonvested Share Agreement filed with the Securities and Exchange Commission as Exhibit 10.1 to the Trust’s Current Report on Form 8-K filed on December 26, 2012, which is incorporated by reference in this Current Report.

2014 Executive Base Salaries

Also on December 23, 2013, the Compensation Committee determined the 2014 annual base salaries for the named executive officers of the Trust as follows:

Name and Title	Base Salary
T. Wilson Eglin, Chief Executive Officer and President	$640,000
Patrick Carroll, Executive Vice President, Chief Financial Officer and Treasurer	$410,000
E. Robert Roskind, Chairman	$520,000
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$520,000
Joseph S. Bonventre, Executive Vice President, General Counsel and Asst. Secretary	$305,000

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Agreement and Plan of Merger, dated as of December 23, 2013, by and among LCIF and LCIF II.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: December 24, 2013	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

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Exhibit Index

10.1	Agreement and Plan of Merger, dated as of December 23, 2013, by and among LCIF and LCIF II.

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